UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2011

TRANSWITCH CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Enterprise Drive
Shelton, Connecticut 06484
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (203) 929-8810

  Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2011, the board of directors of TranSwitch Corporation (the “Company”) approved an increase in the base salary of Theodore Chung, the Company’s Vice President of Business Development.  Mr. Chung’s salary was increased from $225,000 to $250,000, effective May 21, 2011.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

 On May 19, 2011, the Company held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company elected all seven director nominees and approved the proposals to (i) amend the Company’s 2005 Employee Stock Purchase Plan to increase by 125,000 the number of shares of Company’s common stock, $.001 par value per share (the “Common Stock”), available for issuance thereunder, (ii) ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, and (iii) transact such other business as may properly come before the meeting and any continuations or adjournments thereof.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.  A more detailed description of the following proposals is available on the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2011.

	For	Against	Abstain	Broker Non-Votes
1. Election of Directors:			sdfg
Mr. Faraj Aalaei	6,116,820	202,877	372,556	11,067,180
Mr. Thomas H. Baer	5,793,374	526,609	372,270	11,067,180
Mr. Herbert Chen	6,302,151	375,647	14,455	11,067,180
Dr. M. Ali Khatibzadeh	6,271,913	48,022	372,318	11,067,180
Mr. Richard Lynch	6,208,843	110,095	373,315	11,067,180
Mr. Gerald F. Montry	5,863,925	445,455	382,873	11,067,180
Mr. Sam Srinivasan	6,278,356	41,476	372,421	11,067,180

	For	Against	Abstain	Broker Non-Votes
2. Amendment to the 2005 Employee Stock Purchase Plan	6,146,436	526,114	19,703	11,067,180
3. Ratification of Appointment of Independent Registered Public Accounting Firm	17,281,094	455,298	23,041	n/a
4. Transact Such Other Business As May Properly Come Before the Meeting And Any Continuations or Adjournments Thereof	15,704,553	1,989,614	65,266	n/a

Item 8.01.	Other Events.

On May 19, 2011, at the Annual Meeting, the stockholders of the Company approved an amendment to the 2005 Employee Stock Purchase Plan to increase by 125,000 the number of shares of Common Stock available for issuance thereunder.  The 2005 Employee Stock Purchase Plan, as amended, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	TranSwitch Corporation 2005 Employee Stock Purchase Plan, as amended (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

May 20, 2011	By:	/s/ Robert A. Bosi
	Name:	Robert A. Bosi
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1	TranSwitch Corporation 2005 Employee Stock Purchase Plan, as amended (filed herewith).